POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                               /s/ Laurence B. Ashkin
                                                   Laurence B. Ashkin
                                                   Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                               /s/ Frederick Amling
                                                   Frederick Amling
                                                   Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                /s/ Charles A. Austin, III
                                                    Charles A. Austin, III
                                                    Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.




                                                 /s/ George S. Bissell
                                                     George S. Bissell
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Edwin D. Campbell
                                                     Edwin D. Campbell
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Charles F. Chapin
                                                     Charles F. Chapin
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ K. Dun Gifford
                                                     K. Dun Gifford
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ James S. Howell
                                                     James S. Howell
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ Leroy Keith, Jr.
                                                     Leroy Keith, Jr.
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ F. Ray Keyser, Jr.
                                                     F. Ray Keyser, Jr.
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ Gerald M. McDonnell
                                                     Gerald M. McDonnell
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Thomas L. McVerry
                                                     Thomas L. McVerry
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ William Walt Petit
                                                     William Walt Petit
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ David M. Richardson
                                                     David M. Richardson
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Russell A. Salton, III MD
                                                     Russell A. Salton, III MD
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Michael S. Scofield
                                                     Michael S. Scofield
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


                                                 /s/ Richard J. Shima
                                                     Richard J. Shima
                                                     Director/Trustee

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


     In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.



                                                 /s/ Andrew J. Simons
                                                     Andrew J. Simons
                                                     Director/Trustee